Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.5 shall have the meanings ascribed to them in the Current Report on Form 8-K filed by SOC Telemed, Inc. on November 5, 2020 (the “Original Report”), as amended by Amendment No. 1 to the Original Report filed on November 16, 2020 (the “Amendment”), to which this Exhibit 99.5 is attached.

On October 30, 2020, Specialists On Call, Inc. (“SOC Telemed”) and Healthcare Merger Corp. (“HCMC”) announced the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of July 29, 2020 (the “Merger Agreement”), by and among SOC Telemed, HCMC, Sabre Merger Sub I, Inc., a wholly owned subsidiary of HCMC (“First Merger Sub”), and Sabre Merger Sub II, LLC, a wholly owned subsidiary of HCMC (“Second Merger Sub”) (such transactions, the “Business Combination”). In connection with the closing of the Business Combination, the registrant changed its name from Healthcare Merger Corp. to SOC Telemed, Inc. (the “Combined Company”).

The following unaudited pro forma condensed combined balance sheet of the Combined Company as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations of the Combined Company for the nine months ended September 30, 2020 and for the year ended December 31, 2019 present the combination of the financial information of HCMC and SOC Telemed after giving effect to the Business Combination and related adjustments described in the accompanying notes. HCMC and SOC Telemed are collectively referred to herein as the “Companies,” and the Companies, subsequent to the Business Combination, are referred to herein as the Combined Company.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 give pro forma effect to the Business Combination as if it had occurred on January 1, 2019. The unaudited pro forma condensed combined balance sheet as of September 30, 2020 gives pro forma effect to the Business Combination as if it were completed on September 30, 2020.

The unaudited pro forma condensed combined financial information was based on and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed combined financial statements;

●	the historical unaudited interim financial statements of HCMC as of September 30, 2020, and for the nine months ended September 30, 2020, and the historical audited financial statements of HCMC as of December 31, 2019, and for the period from September 19, 2019 (inception) through December 31, 2019, and the related notes, in each case, included in the Quarterly Report on Form 10-Q filed by the Combined Company on November 16, 2020 (the “Quarterly Report”), and in the Proxy Statement, respectively;

●	the historical unaudited condensed consolidated financial statements of SOC Telemed as of September 30, 2020, and for the nine months ended September 30, 2020, and the historical consolidated financial statements of SOC Telemed as of and for the year ended December 31, 2019, and the related notes, in each case, included in Exhibit 99.3 attached to the Amendment and incorporated by reference in the Original Report, respectively; and

●	other information relating to HCMC and SOC Telemed contained in the Original Report, the Quarterly Report or in the Proxy Statement, including the Merger Agreement and the description of certain terms thereof set forth under “The Business Combination and the Merger Agreement” in the Proxy Statement as well as the disclosures contained in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Quarterly Report and relating to the financial condition and results of operations of HCMC as of and for the nine months ended September 30, 2020; “HCMC Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Proxy Statement and relating to the financial condition and results of operations of HCMC as of December 31, 2019, and for the period from September 19, 2019 (inception) through December 31, 2019; “SOC Telemed Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Exhibit 99.4 attached to the Amendment and relating to the financial condition and results of operations of SOC Telemed as of and for the nine months ended September 30, 2020; and “SOC Telemed Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in the Original Report and relating to the financial condition and results of operations of SOC Telemed as of and for the year ended December 31, 2019.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the Combined Company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

On October 30, 2020, SOC Telemed consummated the previously announced Business Combination pursuant to the Merger Agreement dated July 29, 2020 between HCMC, First Merger Sub, Second Merger Sub and SOC Telemed, under the terms of which: (a) First Merger Sub merged with and into SOC Telemed, with SOC Telemed being the surviving corporation of the First Merger and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, SOC Telemed merged with and into Second Merger Sub, with Second Merger Sub being the surviving company of the Second Merger. After giving effect to the Business Combination, the Combined Company owns, directly or indirectly, all of the issued and outstanding equity interests of SOC Telemed and its subsidiaries, and the SOC Telemed shareholders hold a portion of the Combined Company Class A common stock.

The following pro forma condensed combined financial statements presented herein reflect the actual redemption of 18,606,033 shares of Class A common stock of HCMC’s stockholders in conjunction with the shareholder vote on the Business Combination contemplated by the Merger Agreement at a meeting held on October 30, 2020.

SOC Telemed, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
September 30, 2020
(in thousands)

	Healthcare Merger Corp. (Historical)	Specialists On Call, Inc. (Historical)	Pro Forma Adjustments	Note 3	Pro Forma
ASSETS
Current Assets
Cash and cash equivalents (from Specialists on Call, Inc. Variable interest entities $1,589)	$293	$2,395	$44,739	(a),(b)	$47,427
Accounts receivable, net of allowance for doubtful accounts of $458 (from Specialists on Call, Inc. Variable interest entities $8,339)	—	8,820	—		8,820
Prepaid expenses and other current assets	189	3,611	(2,169)	(b)	1,631
Total current assets	482	14,826	42,570		57,878
Property and equipment, net	—	3,905	—		3,905
Capitalized software costs, net	—	8,669	—		8,669
Intangible assets, net	—	6,348	—		6,348
Marketable securities held in Trust Account	252,039	—	(252,039)	(c)	—
Goodwill	—	16,281	—		16,281
Deposits and other assets	—	289	—		289
Total assets	$252,521	$50,318	$(209,469)		$93,370

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Accounts payable (from Specialists on Call, Inc. Variable interest entities $868)	$—	$4,581	$(1,196)	(b)	$3,385
Accrued expenses (from Specialists on Call, Inc. Variable interest entities $1,948)	1,994	10,051	(3,864)	(b)	8,181
Deferred revenues, current	—	523	—		523
Capital lease obligations	—	9	—		9
Total current liabilities	1,994	15,164	(5,060)		12,098
Puttable option liabilities	—	518	(518)	(d)	—
Deferred revenues, noncurrent	—	1,013	—		1,013
Related party - Convertible bridge notes payable, net of unamortized issuance costs	—	3,982	(3,982)	(e)	—
Long term debt, net of unamortized discount and debt issuance costs	—	80,523	(80,523)	(f)	—
Deferred underwriting fee payable	8,750	—	(8,750)	(b)	—
Total liabilities	10,744	101,200	(98,833)		13,111

Contingently redeemable preferred stock	—	78,514	(78,514)	(h)	—
Common stock subject to possible redemption	236,777	—	(236,777)	(h)	—
Common stock	1	84	(77)	(h)	8
Preferred stock	—	—	—		—
Treasury stock	—	(768)	768	(h)	—
Additional paid-in capital	5,892	82,728	205,821	(g), (h)	294,441
Accumulated deficit	(893)	(211,440)	(1,857)	(g), (h)	(214,190)
Total stockholders’ equity (deficit)	5,000	(129,396)	204,655		80,259

Total liabilities, contingently redeemable stock and stockholders’ equity (deficit)	$252,521	$50,318	$(209,469)		$93,370

See accompanying notes to unaudited pro forma condensed combined financial information.

SOC Telemed, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020
(in thousands, except share and per share amounts)

	Healthcare Merger Corp. (Historical)	Specialists On Call, Inc. (Historical)	Pro Forma Adjustments	Note 3	Pro Forma
Revenues	$—	$43,493	$—		$43,493
Cost of revenues	—	29,277	—		29,277

Operating expenses
Selling, general and administrative	2,827	30,267	(4,338)	(i)	28,756
Total operating expenses	2,827	30,267	(4,338)		28,756
Loss from operations	(2,827)	(16,051)	4,338		(14,540)
Other income (expense)
Loss on puttable option liabilities	—	(517)	517	(j)	—
Interest earned on marketable securities held in Trust Account	1,912	—	(1,912)	(k)	—
Unrealized gain on marketable securities held in Trust Account	3	—	(3)	(k)	—
Interest expense	—	(8,469)	8,469	(l)	—
Interest expense - Related party	—	(21)	21	(m)	—
Loss before income taxes	(912)	(25,058)	11,430		(14,540)
Income tax expense	(3)	(10)	—		(13)
Net loss	$(915)	$(25,068)	$11,430		$(14,553)

Loss per share
Weighted average shares outstanding, basic and diluted	8,209,618	84,874,870		(n)	76,773,862
Basic and diluted net loss per common share	(0.31)	(0.36)		(n)	(0.19)

See accompanying notes to unaudited pro forma condensed combined financial information.

SOC Telemed, Inc.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019
(in thousands, except share and per share amounts)

	Healthcare Merger Corp. (Historical)	Specialists On Call, Inc. (Historical)	Pro Forma Adjustments	Note 3	Pro Forma
Revenues	$—	$66,200	$—		$66,200
Cost of revenues	—	40,213	—		40,213

Operating expenses
Selling, general and administrative	97	35,931	—		36,028
Changes in the fair value of contingent consideration	—	(1,855)	—		(1,855)
Total operating expenses	97	34,076	—		34,173
Loss from operations	(97)	(8,089)	—		(8,186)
Other income (expense)
Gain on puttable option liabilities	—	163	(163)	(j)	—
Interest earned on marketable securities held in Trust Account	138	—	(138)	(k)	—
Unrealized loss on marketable securities held in Trust Account	(13)	—	13	(k)	—
Interest expense	—	(10,308)	10,308	(l)	—
Income (loss) before income tax expense	28	(18,234)	10,020		(8,186)
Income tax expense	(6)	(8)	—		(14)
Net income (loss)	$22	$(18,242)	$10,020		$(8,200)

Loss per share
Weighted average shares outstanding, basic and diluted	5,864,684	84,599,554		(n)	76,773,862
Basic and diluted net loss per common share	(0.01)	(0.28)		(n)	(0.11)

See accompanying notes to unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 — Description of the Business Combination

On October 30, 2020, SOC Telemed consummated the previously announced Business Combination pursuant to the Merger Agreement dated July 29, 2020 between HCMC, First Merger Sub, Second Merger Sub and SOC Telemed, under the terms of which: (a) First Merger Sub merged with and into SOC Telemed, with SOC Telemed being the surviving corporation of the First Merger and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, SOC Telemed merged with and into Second Merger Sub, with Second Merger Sub being the surviving company of the Second Merger. After giving effect to the Business Combination, the Combined Company owns, directly or indirectly, all of the issued and outstanding equity interests of SOC Telemed and its subsidiaries, and the SOC Telemed shareholders hold a portion of the Combined Company Class A common stock.

As a result of Merger Agreement, SOC Telemed’s stockholders received aggregate consideration with a value equal to $563,035,971, which consists of (i) $75,058,894 of cash at closing of the Business Combination and (ii) $487,977,077 in shares of Combined Company Class A common stock at closing of the Business Combination, or 48,504,895 shares based on an assumed stock price of $10.06 per share.

In connection with the Business Combination, 1,875,000 shares of Combined Company Class A common stock previously issued to the Sponsor and its affiliates in exchange of the founder shares were placed in a lock-up (“Sponsor Earnout Shares”) and will be released from a lock-up upon achieving certain market share price milestones within a period of seven years post-Closing. These shares will be forfeited if the set milestones are not reached. The Sponsor Earnout Shares will be immediately released from a lock-up in the event of a change of control.

At the closing, Sponsor forfeited 1,875,000 shares of its HCMC Class B common stock that it owned as of the closing (“Sponsor Contingent Closing Shares”) as HCMC’s available cash at the closing was below $250,000,000. The Closing cash and cash equivalents included PIPE Investment proceeds and funds remaining in the Trust Account after redemptions of public stockholders, after the payment of HCMC’s transaction expenses and other liabilities due at the closing (“Closing Proceeds”).

The following summarizes the pro forma shares of Combined Company Class A common stock outstanding after giving effect to the Business Combination, excluding the potential dilutive effect of the Sponsor Earnout Shares and exercise of warrants:

	Shares	%
SOC Telemed’s existing shareholders	48,504,895	63.18%
HCMC’s existing public stockholders	6,393,967	8.33%
PIPE Investors	16,800,000	21.88%
Sponsor	5,075,000	6.61%
Closing shares	76,773,862	100%

Note 2 — Basis of presentation

The historical financial information of HCMC and SOC Telemed has been adjusted in the unaudited pro forma condensed combined financial information to give effect to events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are prepared to illustrate the estimated effect of the Business Combination and certain other adjustments.

The Business Combination is accounted for as a reverse recapitalization because SOC Telemed has been determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The determination is primarily based on the evaluation of the following facts and circumstances taking into consideration:

●	The pre-combination equityholders of SOC Telemed will hold the majority of the voting rights in the Combined Company;

●	The pre-combination equityholders of SOC Telemed will have the right to appoint two directors, while HCMC will have the right to appoint one director. The remaining four directors (which will include the expected CEO of the Combined Company) must be mutually acceptable to SOC Telemed and HCMC;

●	Senior management of SOC Telemed will comprise the senior management of the Combined Company; and

●	Operations of SOC Telemed will comprise the ongoing operations of the Combined Company.

Under the reverse recapitalization model, the Business Combination is treated as SOC Telemed issuing equity for the net assets of HCMC, with no goodwill or intangible assets recorded.

In addition, the unaudited pro forma condensed combined statements of operations does not include any incremental salary or incentive based compensation expense related to our president since July 2020 and who is expected to transition to CEO upon consummation of the Business Combination since his hiring is not directly attributable to the Business Combination.

Note 3 — Pro Forma Adjustments

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2020

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2020 are as follows:

a)	Cash. Represents the impact of the Business Combination on the cash balance of the Combined Company.

The table below represents the sources and uses of funds as it relates to the Business Combination (in thousands):

	Note
Cash balance of SOC Telemed prior to Business Combination		$2,395
Cash balance of HCMC prior to Business Combination		293
HCMC cash held in Trust Account	(1)	252,039
PIPE Investment	(2)	168,000
Payment to redeeming HCMC public stockholders	(3)	(187,184)
Cash to existing SOC Telemed shareholders at the Business Combination	(4)	(75,059)
Payment of convertible bridge notes	(5)	(4,022)
Payment of historical debt	(6)	(83,402)
Payment of deferred underwriting commissions	(7)	(5,000)
Payment of HCMC accrued transaction costs	(8)	(1,836)
Payment of HCMC incremental transaction costs	(8)	(2,177)
Payment of SOC Telemed accrued transaction costs	(9)	(3,224)
Payment of SOC Telemed incremental transaction costs	(9)	(13,396)
Excess cash to balance sheet from Business Combination		$47,427

(1)	Represents the amount of the restricted investments and cash held in the Trust Account at the Closing.
(2)	Represents the issuance, in a private placement consummated concurrently with the Closing, to third-party PIPE Investors of 16,800,000 shares of Class A common stock at a stock price of $10 per share.
(3)	Represents the amount paid to HCMC public stockholders who exercised their redemption rights, including payment of accrued interest.
(4)	Represents the amount of cash paid to the existing SOC Telemed shareholders at the Closing.
(5)	Represents payment of SOC Telemed’s convertible bridge notes under the terms of the Bridge Note Agreement in the amount of $4,021,418 (see Note 3(e)).

(6)	Represents payment of SOC Telemed’s term loan facility under the terms of the Merger Agreement in the amount of $82,172,259 (see Note 3(f)) and associated prepayment fees in the amount of $1,230,019 (see Note 3(h)).
(7)	Represents the payment of underwriting costs incurred as part of the HCMC’s IPO (see Note 3(b)(1)).
(8)	Represents payment of HCMC accrued and incremental transaction costs (see Note 3(b)(2) and 3(b)(3)).
(9)	Represents payment of SOC Telemed accrued and incremental transaction costs (see Note 3(b)(4) and 3(b)(5)).

b)	Transaction costs.

(1)	Payment of deferred underwriting commissions incurred by HCMC in the amount of $5,000,000 (see Note 3(a)(7)) and reversal of deferred underwriting commissions accrued as of September 30, 2020, that were renegotiated and reduced in the amount of $3,750,000. The unaudited pro forma condensed combined balance sheet reflects payment of these costs as a reduction of cash, with a corresponding decrease in deferred underwriting commissions, and the reversal of accrued costs as an increase in additional paid-in-capital (see Note 3(h)) with a corresponding decrease in deferred underwriting commissions.

(2)	Payment of accrued transaction costs specific to HCMC related to the Business Combination in the amount of $1,835,825. The unaudited pro forma condensed combined balance sheet reflects these costs as a decrease in accrued expenses, with a corresponding decrease in cash (see Note 3(a)(8)).

(3)	Payment of incremental transaction costs specific to HCMC related to the Business Combination in the amount of $2,176,592 (see Note 3(a)(8)). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash, with a corresponding decrease in additional paid-in capital (see Note 3(h)).

(4)	Payment of accrued transaction costs specific to SOC Telemed related to the Business Combination in the amount of $3,224,209. The unaudited pro forma condensed combined balance sheet reflects these costs as a decrease in accounts payable and accrued expenses, with a corresponding decrease in cash (see Note 3(a)(9)).

(5)	Payment of incremental transaction costs specific to SOC Telemed related to the Business Combination incurred through the Business Combination in the amount of $13,395,874 (see Note 3(a)(9)). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash, with a corresponding decrease in additional paid-in capital (see Note 3(h)).

(6)	Recognition of SOC Telemed’s capitalized expenses related to the Business Combination in the amount of $2,169,044 as a reduction to equity proceeds. The unaudited pro forma condensed combined balance sheet reflects these costs as a decrease in prepaid expenses and other current assets, with a corresponding decrease in additional paid-in capital (see Note 3(h)).

c)	Trust Account. Represents release of the restricted investments and cash held in the Trust Account upon consummation of the Business Combination to fund the closing of the Business Combination (see Note 3(a)(1)).

d)	Puttable option liabilities. Represents the impact of the cancellation of puttable option liabilities as a result of the Business Combination.

e)	Convertible bridge notes. Represents funds from the Business Combination used to repay SOC Telemed’s convertible bridge notes in the amount of $4,021,418 (see Note 3(a)(5)) and write-off of unamortized discounts, fees and issue costs in amount of $40,000 (see Note 3(h)).

f)	Long-Term Debt. Represents funds from the Business Combination used to repay SOC Telemed’s term loan facility under the terms of the Merger Agreement in the amount of $82,172,259 (see Note 3(a)(6)) and write-off of unamortized discounts, fees and issue costs in the amount of $1,648,743 (see Note 3(h)).

g)	Share-based compensation. Represents the accelerated vesting of the awards associated with the historical share-based compensation plan of SOC Telemed in the amount of $1,060,547. These awards fully vest upon a qualifying event (i.e., a change in control of the Combined Company), which was recognized upon closing of the Business Combination. This accelerated vesting adjustment is considered to be a one-time charge and is not expected to have a continuing impact on the combined results, thus it is not reflected in the pro forma statements of operations.

h)	Impact on equity. The following table represents the impact of the Business Combination on the number of shares of Class A common stock and represents the total equity section (in thousands, except share amounts):

	Common stock
	Number of Shares		Par Value			Additional
	Class A Stock	Class B Stock	Class A Stock	Class B Stock	Stock	paid-in capital	Accumulated deficit
HCMC equity as of September 30, 2020 – pre-Business Combination	2,202,610	6,250,000	$—	$1	$—	$5,892	$(893)
SOC Telemed equity as of September 30, 2020 – pre-Business Combination	—	—	—	—	77,830	82,728	(211,440)

Pro forma adjustments:
Reclassification of redeemable shares to Class A common stock	23,497,390	—	2	—	—	236,775	—
Founder Shares	6,250,000	(6,250,000)	1	(1)	—	—	—
Less: Redemption of redeemable stock	(18,606,033)	—	(2)	—	—	(187,182)	—
Forfeiture of contingent shares	(1,875,000)	—	—	—	—	—	—
Private Placement	16,800,000	—	2	—	—	167,998	—
Shares issued to SOC Telemed shareholders as consideration	48,504,895	—	5	—	—	(5)	—
Cash to existing SOC Telemed shareholders at Business Combination	—	—	—	—	—	(75,059)	—
SOC Telemed transaction costs	—	—	—	—	—	(15,565)	—
HCMC transaction costs	—	—	—	—	—	1,573	—
Elimination of historical accumulated deficit of HCMC	—	—	—	—	—	(893)	893
Elimination of historical shareholder shares of SOC Telemed	—	—	—	—	(77,830)	77,830	—
Write-off of unamortized discounts, fees and issue costs related to payoff of historical convertible bridge notes of SOC Telemed	—	—	—	—	—	—	(40)
Payment of fees related to payoff of historical debt of SOC Telemed and write-off of unamortized discounts, fees and issue costs	—	—	—	—	—	(1,230)	(1,649)
Cancellation of puttable option liabilities	—	—	—	—	—	518	—
Accelerated vesting of historical share-based compensation plan	—	—	—	—	—	1,061	(1,061)
Total pro forma adjustments	74,571,252	(6,250,000)	8	(1)	(77,830)	205,821	(1,857)

Post-Business Combination	76,773,862	—	$8	$—	$—	$294,441	$(214,190)

Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2020 and year ended December 31, 2019

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and for the year ended December 31, 2019 are as follows:

i)	Exclusion of transaction expenses. Reflects adjustments made to eliminate non-recurring direct and incremental transaction expenses specifically incurred by HCMC of $2,257,518 the for nine months ended September 30, 2020, and specifically incurred by SOC Telemed of $2,080,224 for the nine months ended September 30, 2020, as part of the Business Combination as these expenses meet the directly attributable and factually supportable criteria.

j)	Gain (loss) on puttable option liabilities. Represents elimination of the gain on puttable option liabilities as a result of their cancellation in the Business Combination (see Note 3(d)).

k)	Exclusion of interest income. Adjustment to eliminate historical interest income and the respective unrealized gain (loss) to reflect the use of cash in the Trust Account to close the Business Combination.

l)	Interest expense. Represents elimination of historical interest expense following the repayment of historical debt in connection with the Business Combination (see Note 3(f)).

m)	Related party interest expense. Represents elimination of historical interest expense following the repayment of historical related party convertible bridge notes (see Note 3(e)).

n)	Net loss per share. Represents pro forma net loss per share based on pro forma net loss and 76,773,862 total shares outstanding upon consummation of the Business Combination. For each period presented, there is no difference between basic and diluted pro forma net loss per share as the inclusion of all potential shares of Class A common stock of the Combined Company outstanding would have been anti-dilutive.